Third Quarter 2023 Earnings Review United Bankshares, Inc. October 25, 2023 Exhibit 99.2

Forward Looking Statements This presentation and statements made by United Bankshares, Inc. (“United”) and its management contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) United’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; (ii) the effect of the COVID-19 pandemic; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations managements of United and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of United. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the uncertainty as to the extent of the duration, scope and impacts of the COVID-19 pandemic on United, its colleagues, the communities United serves, and the domestic and global economy; (2) uncertainty in U.S. fiscal and monetary policies, including the interest rate policies of the Federal Reserve Board; (3) volatility and disruptions in global capital and credit markets; (4) interest rate, securities market and monetary supply fluctuations; (5) increasing rates of inflation and slower growth rates; (6) reform of LIBOR; (7) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those involving the Federal Reserve, FDIC, and CFPB; (8) the effect of changes in the level of checking or savings account deposits on United’s funding costs and net interest margin; (9) future provisions for credit losses on loans and debt securities; (10) changes in nonperforming assets; (11) competition; (12) changes in legislation or regulatory requirements and (13) the impact of natural disasters, extreme weather events, military conflict (including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas, the possible expansion of such conflicts and potential geopolitical consequences), terrorism or other geopolitical events. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed United’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC's Internet site (http://www.sec.gov). United cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning United or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. United does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made. IMPORTANT INFORMATION

Achieved Net Income of $96.2 million and Diluted Earnings Per Share of $0.71 Generated Return on Average Assets of 1.31%, Return on Average Equity of 8.14%, and Return on Average Tangible Equity* of 13.71% Ranked #1 most trustworthy bank in Newsweek’s list of “Most Trustworthy Companies in America 2023” Quarterly dividend of $0.36 per share equates to a yield of ~5.5% (based upon recent prices) Asset quality remains sound and Non-Performing Assets remained low at 0.16% of Total Assets Strong expense control with an efficiency ratio of 51.59% Capital position remains robust and liquidity remains sound 3Q23 HIGHLIGHTS *Non-GAAP measure. Refer to appendix.

Linked-Quarter (LQ) Net Income was $96.2 million in 3Q23 compared to $92.5 million in 2Q23, with diluted EPS of $0.71 in 3Q23 compared to $0.68 in 2Q23. Net Interest Income increased $1.0 million due to a combination of the impact of rising market interest rates on earning assets, a change in the asset mix to higher earning assets and lower average balances of long-term borrowings, partially offset by higher interest expense driven by deposit rate repricing and higher average balances of interest-bearing deposits. Provision Expense was $5.9 million in 3Q23 compared to $11.4 million in 2Q23. The provision expense for 3Q23 was primarily driven by loan growth. Noninterest Income decreased $1.5 million primarily due to a decrease in mortgage loan servicing income of $9.0 million partially offset by lower net losses on investment securities of $7.2 million. 2Q23 included an $8.1 million gain on sale of mortgage servicing rights (“MSRs”) with an aggregate unpaid principal balance of approximately $2.0 billion. 2Q23 also included the sale of approximately $187.0 million of available for sale (“AFS”) investment securities at a loss of $7.2 million. Noninterest Expense was essentially flat compared to 2Q23. The expense for the reserve for unfunded loan commitments decreased $1.0 million and other noninterest expense increased $1.0 million. EARNINGS SUMMARY

PERFORMANCE RATIOS *Non-GAAP measure. Refer to appendix. Strong profitability and expense control

Reported Net Interest Margin increased from 3.51% to 3.54% LQ. Linked-quarter Net Interest Income (FTE) increased $1.0 million due to a combination of the impact of rising market interest rates on earning assets, a change in the asset mix to higher earning assets and lower average balances of long-term borrowings, partially offset by higher interest expense driven by deposit rate repricing and higher average balances of interest-bearing deposits. Approximately ~58% of the loan portfolio is fixed rate and ~42% is adjustable rate, while ~27% of the total portfolio is projected to reprice within the next 3 months. ~26% of the securities portfolio is floating rate. Securities balances of approximately ~$100 million with an average yield of ~3.6% are projected to roll off over the remainder of 2023, with ~$900 million at ~3.5% in 2024. HTM securities are immaterial at $1.0 million, or 0.0% of total securities. The duration of the AFS portfolio is 4.3 years. Scheduled purchase accounting loan accretion is estimated at $2.4 million for the remainder of FY 2023 and $8.5 million for FY 2024. NET INTEREST INCOME AND MARGIN

Linked-Quarter loan balances increased $333 million primarily driven by Constructions & Land Development and Residential Real Estate loans. Loan growth continues to be led by the North Carolina & South Carolina markets, with loan balances up 19.1% annualized in 3Q23, and up 13.8% annualized YTD. Non Owner Occupied CRE to Total Risk Based Capital was ~259% at 3Q23. CRE portfolio remains diversified among underlying collateral types. Office loans within Non Owner Occupied CRE total $1.0 billion (~5% of total loans). Top 25 Office loans make up ~45% of total Office balances. Weighted average LTV at origination for the Top 25 was ~62%. United has been disciplined in its approach to underwriting Office loans. The stringent underwriting process focuses on the underlying tenants, lease terms, sponsor support, location, property class, amenities, etc. Weighted average FICO of all consumer-related loan sectors is ~755. Total purchase accounting-related fair value discount on loans was $39 million as of 9/30/23. LOAN SUMMARY (EXCLUDES LOANS HELD FOR SALE) $ in millions

End of Period Balances (000s) 6/30/23 9/30/23 Non-Accrual Loans $26,545 $24,456 90-Day Past Due Loans $15,007 $18,283 Total Non-performing Loans $41,552 $42,739 Other Real Estate Owned $3,756 $3,181 Total Non-performing Assets $45,308 $45,920 Non-performing Loans / Loans 0.20% 0.20% Non-performing Assets / Total Assets 0.15% 0.16% Annualized Net Charge-offs / Average Loans 0.02% 0.03% Allowance for Loan & Lease Losses (ALLL) $250,721 $254,886 ALLL / Loans, net of unearned income 1.21% 1.21% Allowance for Credit Losses (ACL)* $297,489 $298,652 ACL / Loans, net of unearned income 1.43% 1.42% NPAs were relatively unchanged compared to the prior quarter at $45.9 million, or 0.16% of Total Assets. NPAs have declined $14.8 million (24.3%) YTD. 30-89 Day Past Due loans were 0.39% of total loans as of 9/30/23 compared to 0.34% at 6/30/23. ACL increased $1.2 million LQ primarily due to loan growth. CREDIT QUALITY *ACL is comprised of ALLL and the reserve for lending-related commitments

Strong core deposit base with 28% of deposits in Non Interest Bearing accounts. LQ deposits increased $307 million driven by Money Market accounts, Time Deposits and Interest Bearing Transaction accounts, partially offset by declines in other categories. Brokered deposits total $338 million (only 1.5% of total deposits), which represents a decline of $73 million compared to 2Q23. Cumulative interest bearing deposit beta of ~48% and total deposit beta of ~35% since 1Q22. Enviable deposit franchise with an attractive mix of both high growth MSAs and stable, rural markets with a dominant market share position. Top 10 Deposit Markets by MSA (as of 6/30/23) MSA Total Deposits In Market ($000) Number of Branches Rank Washington, DC 9,907,513 61 6 Charleston, WV 1,573,967 7 2 Morgantown, WV 1,038,394 6 2 Myrtle Beach, SC 828,928 11 7 Parkersburg, WV 778,888 4 1 Richmond, VA 733,180 12 8 Hagerstown, MD 621,574 6 3 Charlotte, NC 594,782 7 17 Wheeling, WV 516,579 6 2 Beckley, WV 482,704 6 2 $ in millions Source: S&P Global Market Intelligence DEPOSIT SUMMARY

Deposit Account Details ($ in millions) End of Period Ratios / Values 9/30/23 % of Total Deposits Estimated Uninsured Deposits (less affiliate and collateralized deposits) $6,530 29% Estimated Insured/Collateralized Deposits $16,146 71% Total Deposits $22,677 100% No borrowings from the FRB Discount Window or BTFP to date in 2023. Ample additional liquidity sources over and above those shown in the table above for contingency purposes. LIQUIDITY POSITION & ADDITIONAL DEPOSIT DETAIL *Does not include other sources of liquidity such as the FRB’s Bank Term Funding Program (BTFP), Fed Funds Lines, additional Reciprocal Deposit capacity, etc. Available Liquidity ($ in millions) 9/30/23 Cash & Cash Equivalents $1,184 Unpledged AFS Securities $1,422 Available FHLB Borrowing Capacity $3,171 Available FRB Discount Window Borrowing Capacity $2,719 Subtotal $8,496 Additional FHLB Capacity (with delivery of collateral) $4,133 Additional Brokered Deposit Capacity (based on internal policy) $4,197 Total Liquidity* $16,826 Liquidity remains strong with a granular deposit base and geographic diversification. Average deposit account size is ~$35 thousand with >600 thousand total deposit accounts. Estimated uninsured/uncollateralized deposits declined from 30% at 6/30/23 and 37% at 12/31/22.

West Virginia #2 in the state (second only to Truist) with $6.0 billion in deposits. United ranks #1 or #2 in deposit market share within its top 5 largest markets in the state. United continues to build franchise value with an attractive mix of both high growth MSAs and stable, rural markets with a dominant market share position. Further growth opportunities exist to expand our presence in some of the most desirable banking markets in the nation. These dynamics uniquely position our franchise and contribute to making United one of the most valuable banking companies in the Southeast and Mid-Atlantic. Washington D.C. MSA #1 regional bank (#6 overall) with $9.9 billion in deposits. United has increased deposit market share in the D.C. MSA from #15 in 2013 to #6 in 2023, with total deposits increasing from $2.1 billion to $9.9 billion. Virginia- #7 in the state with $8.6 billion (including VA deposits within the D.C. MSA). North Carolina #17 in the state with $2.2 billion. Select MSAs: #17 in Charlotte #27 in Raleigh #11 in Wilmington #10 in Greenville #1 in Washington #8 in Rocky Mount #9 in Fayetteville South Carolina #11 in the state with $1.7 billion. Select MSAs: #11 in Charleston #7 in Myrtle Beach #15 in Greenville #15 in Columbia ATTRACTIVE DEPOSIT MARKET SHARE POSITION Source: S&P Global Market Intelligence; Data as of 6/30/23

End of Period Ratios / Values 6/30/23 9/30/23** Common Equity Tier 1 Ratio 12.8% 13.0% Tier 1 Capital Ratio 12.8% 13.0% Total Risk Based Capital Ratio 15.1% 15.2% Leverage Ratio 11.0% 11.3% Total Equity to Total Assets 15.6% 15.9% *Tangible Equity to Tangible Assets (non-GAAP) 9.8% 10.0% Book Value Per Share $34.37 $34.45 *Tangible Book Value Per Share (non-GAAP) $20.25 $20.34 Capital ratios remain significantly above regulatory “Well Capitalized” levels and exceed all internal capital targets. United did not repurchase any common shares during 2Q23 or 3Q23. As of 9/30/23, there were 4,371,239 shares available to be repurchased under the approved plan. *Non-GAAP measure. Refer to appendix. **Regulatory ratios are estimates as of the earnings release date. CAPITAL RATIOS AND PER SHARE DATA

Three Months Ended (000s) 6/30/23 9/30/23 Applications $588,734 $458,818 Loans Originated $416,255 $342,131 Loans Sold $399,632 $367,679 Purchase Money % 94% 94% Realized Gain on Sale Margin 2.27% 2.29% Locked Pipeline (EOP) $93,417 $99,988 Loans Held for Sale (EOP) $91,296 $59,614 Balance of Loans Serviced (EOP) $1,242,441 $1,216,805 Total Income $22,101 $13,429 Total Expense $15,706 $14,119 Income Before Tax $6,395 $(690) Net Income After Tax $5,125 $(549) Mortgage Banking Segment represents George Mason Mortgage and Crescent Mortgage Company. George Mason Mortgage, founded in 1980, is headquartered in the Washington D.C. MSA with 10 offices located throughout Virginia, Maryland, and South Carolina. Crescent Mortgage Company, founded in 1993, is headquartered in Atlanta, Georgia, and is primarily a correspondent/wholesale mortgage company approved to originate loans in 48 states partnering with community banks, credit unions and mortgage brokers. 2Q23 included the sale of MSRs with an aggregate unpaid principal balance of approximately $2.0 billion at a gain of $8.1 million. The quarterly net fair value impact on mortgage banking derivatives and loans held for sale was $0.3 million in 2Q23 and $(0.1) million in 3Q23. MORTGAGE BANKING

Select guidance is being provided for 2023. Our outlook may change if the expectations for these items vary from current expectations. Balance Sheet: Expect loan growth, excluding loans held for sale, to be in the low single digits for the 4th quarter of 2023 (annualized). Expect investment portfolio balances to decrease ~$100 million in 4Q23. Expect deposit growth in the low single digits in 4Q23 (annualized). Net Interest Income / Net Interest Margin: Net interest income (non-FTE) expected to be in the range of $915 million to $920 million for 2023 (assumes no additional fed funds rate changes). Expect the net interest margin to remain relatively stable in 4Q23 compared to 3Q23. Expect full-cycle total deposit beta of ~38% to 40%. Provision Expense: Asset quality remains sound. Provision expense will be dependent on the future economic outlook, future credit trends within United’s portfolio, and loan growth. Expect near term net charge-offs to remain low. Current planning assumption for provision expense is $31 million for FY 2023. Non Interest Income: Expect non interest income to be in the range of $129 million to $133 million for 2023. Mortgage banking revenue will be subject to industry trends. Non Interest Expense: Expect non interest expense to be in the range of $545 million to $550 million (excluding one-time FDIC special assessments). Effective Tax Rate: Estimated at approximately ~20.2%. Capital: Stock buyback will be market dependent. United’s capital position remains robust. 2023 OUTLOOK

Premier Mid-Atlantic and Southeast franchise with an attractive mix of high growth MSAs and smaller stable markets with a dominant market share position Consistently high-performing company with a culture of disciplined risk management and expense control 49 consecutive years of dividend increases evidences United’s strong profitability, solid asset quality, and sound capital management over a very long period of time Experienced management team with a proven track record of execution Committed to our mission of excellence in service to our employees, our customers, our shareholders and our communities Attractive valuation with a current Price-to-Earnings Ratio of 9.7x (based upon median 2023 street consensus estimate of $2.70 per Bloomberg) INVESTMENT THESIS

APPENDIX

(dollars in thousands) 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 (1) Return on Average Tangible Equity (A) Net Income (GAAP) $102,585 $99,765 $98,307 $92,459 $96,157 (B) Number of Days in the Quarter 92 92 90 91 92 Average Total Shareholders' Equity (GAAP) $4,542,100 $4,498,378 $4,570,288 $4,659,094 $4,687,124 Less: Average Total Intangibles (1,910,054) (1,908,656) (1,907,331) (1,906,053) (1,904,769) (C) Average Tangible Equity (non-GAAP) $2,632,046 $2,589,722 $2,662,957 $2,753,041 $2,782,355   Formula: [(A) / (B)]*365 (or 366 for leap year)   (C) Return on Average Tangible Equity (non-GAAP) 15.46% 15.28% 14.97% 13.47% 13.71%                   RECONCILIATION OF NON-GAAP ITEMS

(dollars in thousands)   6/30/2023 9/30/2023     (2) Tangible Equity to Tangible Assets     Total Assets (GAAP) $ 29,694,651 $ 29,224,794   Less: Total Intangibles (GAAP) (1,905,228) (1,903,949)     Tangible Assets (non-GAAP) $ 27,789,423 $ 27,320,845         Total Shareholders' Equity (GAAP)   $ 4,637,043 $ 4,648,878     Less: Total Intangibles (GAAP)   (1,905,228) (1,903,949)   Tangible Equity (non-GAAP)   $ 2,731,815 $ 2,744,929   Tangible Equity to Tangible Assets (non-GAAP)   9.8% 10.0%           (3) Tangible Book Value Per Share:   Total Shareholders' Equity (GAAP) $ 4,637,043 $ 4,648,878   Less: Total Intangibles (GAAP) (1,905,228) (1,903,949)   Tangible Equity (non-GAAP) $ 2,731,815 $ 2,744,929   ÷ EOP Shares Outstanding (Net of Treasury Stock) 134,934,858 134,933,015   Tangible Book Value Per Share (non-GAAP) $20.25 $20.34             RECONCILIATION OF NON-GAAP ITEMS (CONT.)